UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ______________________
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 ______________________

Date of Report (Date of earliest event reported): March 16, 2016 (March 10, 2016)

TYCO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in its Charter)

Ireland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

1 Albert Quay
Albert Quay, Cork, Ireland
(Address of Principal Executive Offices, including Zip Code)
353-21-426-0000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________________________________

Item 1.01 Entry into a Material Definitive Agreement

Term Loan Facility

On March 10, 2016, Tyco International Holding S.à r.l. (the “Borrower”), an indirect wholly owned subsidiary of Tyco International plc (“Tyco”), entered into a Term Loan Credit Agreement among the Borrower, each of the lenders named therein, Citibank, N.A. (“Citibank”), as administrative agent, and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and JPMorgan Chase Bank, N.A., as joint lead arrangers and joint bookrunners, providing for a senior unsecured term loan facility in the amount of $4,000,000,000 (the “Term Loan Agreement”) to finance the cash consideration for, and fees, expenses and costs incurred in connection with, the merger (the “Merger”) of Jagara Merger Sub LLC (“Merger Sub”), a subsidiary of Tyco, with and into Johnson Controls, Inc. (“Johnson Controls”) with Johnson Controls as the surviving corporation, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of January 24, 2016 by and among Johnson Controls, Tyco and Merger Sub.
Any loans borrowed under the Term Loan Agreement will be made in a single borrowing on the closing date of the facility and will have a maturity of 3.5 years and be denominated in U.S. dollars. The closing of the term loan facility and the funding of such loans, if requested, shall only occur upon the satisfaction or waiver of certain conditions that we believe to be customary for this type of facility, including that the consummation of the Merger in accordance with the terms of the Merger Agreement.
Neither Tyco nor any other direct or indirect parent of the Borrower will be a borrower under, or guarantor of, the term loan facility. The term loan facility is being provided to the Borrower on the basis of its properties, assets and credit only, and will not be guaranteed, or otherwise supported, directly or indirectly, by the legacy Johnson Controls entities, properties, assets or credit.
Borrowings under the Term Loan Agreement will bear interest at a rate per annum equal to, at the option of the Borrower, (1) LIBOR plus an applicable margin based on, at any time of determination, the total leverage ratio of the Borrower, or (2) an alternate base rate equal to the highest of (i) Citibank’s prime rate, (ii) the federal funds effective rate plus 1/2 of 1% and (iii) one-month LIBOR plus 1%, in each case plus an applicable margin based on, at any time of determination, the total leverage ratio of the Borrower. The Term Loan Agreement also requires payment to the lenders of a ticking fee accruing from the date that is thirty days after March 10, 2016, in an amount equal to 0.15% per annum of the aggregate commitments outstanding from time to time under the Term Loan Agreement payable on the earlier of (i) the date the Term Loan Agreement is terminated without funding of the loans and (ii) the date upon which the closing occurs.
Voluntary prepayments on the loans and voluntary reductions of unfunded commitments under the term loan facility are permissible without penalty, subject to certain conditions pertaining to minimum notice and minimum reduction amounts. In addition, the Term Loan Agreement requires, prior to the termination of the commitments in accordance with the terms thereunder, a commitment reduction with the net cash proceeds received by or on behalf of Tyco or any of its subsidiaries (as applicable) in respect of the incurrence of certain indebtedness, the issuance of equity securities, and asset sales, in each case, subject to certain thresholds and exceptions set forth in the Term Loan Agreement. Additionally, the Term Loan Agreement requires, after the making of the loans at closing, a mandatory prepayment with the net cash proceeds received by the Borrower or any of its subsidiaries from certain types of asset sales made to affiliates, subject to thresholds and exceptions set forth in the Term Loan Agreement.
The Term Loan Agreement contains affirmative and negative covenants that we believe are usual and customary for senior unsecured credit agreements, including a financial covenant requiring the Borrower to maintain a 3.5 to 1.0 leverage ratio, which is the ratio of the Borrower’s consolidated debt to its consolidated EBITDA, each as defined in the Term Loan Agreement.
The negative covenants in the Term Loan Agreement include, among other things, limitations (each of which is subject to customary exceptions for financings of this type) on the ability of the Borrower and its subsidiaries to:

•	grant liens;

•	enter into transactions resulting in fundamental changes (such as mergers or sales of all or substantially all of the assets of the Borrower);

•	restrict subsidiary dividends or other subsidiary distributions;

•	enter into transactions with affiliates (with certain specific limitations applicable to transactions with Tyco or subsidiaries of Tyco other than the Borrower or any of its subsidiaries);

•	permit subsidiaries to provide guarantees to other material debt;

•	and incur additional subsidiary debt.

The Term Loan Agreement also contains customary events of default (subject to grace periods, as appropriate) including among others: nonpayment of principal, interest or fees; breach of the financial, affirmative or negative covenants; inaccuracy of the representations or warranties in any material respect; payment default on, or acceleration of, other material indebtedness; bankruptcy or insolvency; material unsatisfied judgments; certain ERISA violations; invalidity or unenforceability of the Term Loan Agreement or other documents associated with the Term Loan Agreement; and a change of control.
The representations and warranties, covenants and events of default in the Term Loan Agreement will apply only to the Borrower and its subsidiaries and not to Tyco, the direct or other indirect parent companies of the Borrower or any other subsidiaries of each of them (including Johnson Controls and its subsidiaries).
Revolving Credit Facility
On March 10, 2016, the Borrower entered into a Multi-Year Senior Unsecured Credit Agreement among the Borrower, each of the lenders named therein, Citibank, as administrative agent, and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank plc, Wells Fargo Securities, LLC and JPMorgan Chase Bank, N.A. as joint lead arrangers and joint bookrunners, providing for revolving credit commitments in the aggregate amount of $1,000,000,000 (the “Revolving Credit Agreement”).
The closing of the revolving credit facility, and the Borrower’s ability to borrow under the Revolving Credit Agreement remains subject to the satisfaction or waiver of customary conditions contained therein, including the consummation of the Merger referred to above and the termination of the commitments of the lenders, and payments of all amounts outstanding, under the Amended and Restated Five-Year Senior Unsecured Credit Agreement dated as of August 7, 2015 among Tyco International Finance S.A., as borrower, Tyco, as guarantor, the lenders party thereto and Citibank, as administrative agent, which provides for revolving credit commitments in the aggregate amount of $1,500,000,000 and which is scheduled to expire in August 2020.
Neither Tyco nor any other direct or indirect parent of the Borrower will be a borrower under, or guarantor of, the revolving credit facility. The revolving credit facility is being provided to the Borrower on the basis of its properties, assets and credit only, and will not be guaranteed, or otherwise supported, directly or indirectly, by the legacy Johnson Controls entities, properties, assets or credit.
The Revolving Credit Agreement has a scheduled maturity date of August 7, 2020 and it includes an option for the Borrower to request an increase in the aggregate principal amount of the commitments, subject to satisfying the conditions therefor, including obtaining increased commitments from the lenders or new commitments from third-party financial institutions. The commitments under the Revolving Credit Agreement may be increased up to the amount of $1,250,000,000.
Borrowings under the Revolving Credit Agreement may be borrowed in U.S. dollars and used for general corporate purposes.
Borrowings under the Revolving Credit Agreement will bear interest at a rate per annum equal to, at the option of the Borrower, (1) LIBOR plus an applicable margin based on, initially, the total leverage ratio of the Borrower set forth in the pricing grid annexed to the Revolving Credit Agreement and, after the Borrower has obtained the applicable credit ratings, such credit ratings, or (2) an alternate base rate equal to the highest of (i) Citibank’s prime rate, (ii) the federal funds effective rate plus 1/2 of 1% and (iii) one-month LIBOR plus 1%, in each case plus an applicable margin based on, initially, the total leverage ratio of the Borrower set forth in the pricing grid annexed to the Revolving Credit Agreement and, after the Borrower has obtained the applicable credit ratings, such credit ratings. The Revolving Credit Agreement also requires payment to the lenders of a facility fee on the amount of the lenders’ commitments under the facility from time to time at rates based, initially, on the applicable leverage ratio set forth in the pricing grid annexed to the Revolving Credit Agreement and, after the Borrower has obtained the applicable credit ratings, such credit ratings.

Voluntary prepayments on the loans and voluntary reductions of the unutilized portion of the commitments under the revolving credit facility are permissible without penalty, subject to certain conditions pertaining to minimum notice and minimum reduction amounts.
The Revolving Credit Agreement contains affirmative and negative covenants that we believe are usual and customary for senior unsecured credit agreements, including a financial covenant requiring the Borrower to maintain a 3.5 to 1.0 leverage ratio, which is the ratio of the Borrower’s consolidated debt to its consolidated EBITDA, each as defined in the Revolving Credit Agreement.
The negative covenants in the Revolving Credit Agreement are substantially similar to those in the Term Loan Agreement and include, among other things, limitations (each of which is subject to customary exceptions for financings of this type) on the ability of the Borrower and its subsidiaries to:

•	grant liens;

•	enter into transactions resulting in fundamental changes (such as mergers or sales of all or substantially all of the assets of the Borrower);

•	restrict subsidiary dividends or other subsidiary distributions;

•	enter into transactions with affiliates (with certain specific limitations applicable to transactions with Tyco or subsidiaries of Tyco other than the Borrower or any of its subsidiaries);

•	permit subsidiaries to provide guarantees to other material debt;

•	and incur additional subsidiary debt.
The Revolving Credit Agreement also contains customary events of default (subject to grace periods, as appropriate) including among others: nonpayment of principal, interest or fees; breach of the financial, affirmative or negative covenants; inaccuracy of the representations or warranties in any material respect; payment default on, or acceleration of, other material indebtedness; bankruptcy or insolvency; material unsatisfied judgments; certain ERISA violations; invalidity or unenforceability of the Revolving Credit Agreement or other documents associated with the Revolving Credit Agreement; and a change of control.
The representations and warranties, covenants and events of default in the Revolving Credit Agreement will apply only to the Borrower and its subsidiaries and not to Tyco, the direct or other indirect parent companies of the Borrower or any other subsidiaries of each of them (including Johnson Controls and its subsidiaries).
The foregoing descriptions of the Term Loan Agreement and Revolving Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the copies of such agreements, which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under Item 1.01 is incorporated herein by reference.

NO OFFER OR SOLICITATION
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.
This communication is not intended to be and is not a prospectus for the purposes of Part 23 of the Companies Act 2014 of Ireland (the “2014 Act”), Prospectus (Directive 2003/71/EC) Regulations 2005 (S.I. No. 324 of 2005) of Ireland (as amended from time to time) or the Prospectus Rules issued by the Central Bank of Ireland pursuant to section 1363 of the 2014 Act, and the Central Bank of Ireland (“CBI”) has not approved this communication.
In connection with the proposed transaction between Johnson Controls, Inc. (“Johnson Controls”) and Tyco International plc (“Tyco”), Tyco will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Johnson Controls and Tyco that also constitutes a prospectus of Tyco (the “Joint Proxy Statement/Prospectus”). Johnson Controls and Tyco plan to mail to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF JOHNSON CONTROLS AND TYCO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JOHNSON CONTROLS, TYCO, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Johnson Controls and Tyco through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by Johnson Controls by contacting Johnson Controls Shareholder Services at Shareholder.Services@jci.com or by calling (800) 524-6220 and will be able to obtain free copies of the documents filed with the SEC by Tyco by contacting Tyco Investor Relations at Investorrelations@Tyco.com or by calling (609) 720-4333.
PARTICIPANTS IN THE SOLICITATION
Johnson Controls, Tyco and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Johnson Controls and Tyco in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Johnson Controls’ directors and executive officers is contained in Johnson Controls’ proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on December 14, 2015. Information regarding Tyco’s directors and executive officers is contained in Tyco’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on January 15, 2016.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Tyco’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.
Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction. Many factors could cause actual results to differ materially from these forward-looking statements, including, in addition to factors previously disclosed in Tyco’s reports filed with the SEC, which are available at www.sec.gov and www.Tyco.com under the “Investor Relations” tab, and those identified elsewhere in this communication, risks relating to the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, the ability of Tyco and JCI to integrate their businesses successfully and to achieve anticipated synergies, changes in tax laws or interpretations, access to available financing, potential litigation relating to the proposed transaction, and the risk that disruptions from the proposed transaction will harm Tyco’s business.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Term Loan Credit Agreement, dated as of March 10, 2016, among Tyco International Holding S.à r.l., each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citigroup Global Markets Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and JPMorgan Chase Bank N.A. as joint lead arrangers and joint bookrunners.

10.2
Multi-Year Senior Unsecured Credit Agreement, dated as of March 10, 2016, among Tyco International Holding S.à r.l., each of the initial lenders named therein, Citibank, N.A., as administrative agent, and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank plc, Wells Fargo Securities, LLC and JPMorgan Chase Bank, N.A. as joint lead arrangers and joint bookrunners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL PLC
(Registrant)

	By:	/s/ ANDREA GOODRICH
Andrea Goodrich
Vice President and Corporate Secretary

Date: March 16, 2016